Held-To-Maturity Securities	12 Months Ended
Dec. 31, 2011
Held-To-Maturity Securities
13.	HELD-TO-MATURITY SECURTIES

During the second quarter of 2011, the Company invested RMB100,000,000 (US$15,888,400) in Resources SZITIC Trust Co., Ltd. (“CR Trust”) with an expected fixed yield of 3% and a variable net yield ranging from 14% to 19% per year. The term of the CR Trust is five years with an option for the beneficiaries to redeem after the end of three years from the date of establishment. Such option is not exercisable by the beneficiaries when the trust has previously distributed principal amounts of more than 60% of the total initial trust fund at establishment. The investment is guaranteed by China Yin Tai Holding Co., Ltd.. Management has accounted for this investment as a held-to-maturity security in accordance with ASC 320-10 at amortized cost. The estimated fair value of the investment as at December 31, 2011, approximates its carrying value as there were no impairment indicators present, events or changes in circumstances having occurred or are expected to occur, since the inception of the Company’s investment in CR Trust, that would have an adverse effect on the underlying value of the investment.

The Company recorded interest income related to this investment amounting to RMB1,972,603 (US$313,415) for the year ended December 31, 2011 in the consolidated statements of operations and comprehensive income.